                                                                   EXHIBIT 10.11

                      APPLIED MICRO CIRCUITS CORPORATION

                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT, is made as of January 30, 1992 between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Pledgee"), and Roger A. Smullen ("Pledgor").

                                   RECITALS
                                   --------

     Pursuant to Pledgor's election to purchase 291,450 shares of the Common Stock of Pledgee (the "Shares") under the Stock Option Agreement dated March 21, 1983 (the "Option Agreement"), between Pledgor and Pledgee under Pledgor's 1982 Employee Incentive Stock Option Plan, and Pledgor's election under the terms of the Option Agreement to pay for the Shares with his promissory note (the "Note"), Pledgor has purchased the Shares at a price of $0.125 per share, for an aggregate purchase price of $36,431.25.

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest.  In consideration of the
         ---------------------------------------------
transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number 612, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the option Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to inter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances.  The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations.  In the event that Pledgee's Common Stock
               ------------------
becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulations G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments.  In the event that, during the term of the pledge,
          -----------------
any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Warrants and Rights. In the event that, during the term of the pledge,
          -------------------
subscription warrants or other rights or options shall be issued in connection with the Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock and other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares.

     6.   Default. Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue his remedies under the California Commercial Code.

     7.   Release of Collateral. Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of Shares that shall be released shall be that number of full Shares that bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. The pledge of Shares herein shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the event of Default.

     11.  Pledgeholder Liability. In the absence of willful or gross negligence,
          -----------------------
Pledgeholder shall not be labile to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein unenforceable or invalid.

     13.  Successors or Assigns. Pledgor and Pledgee agree that all of the terms
          ---------------------
of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law. This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.

PLEDGOR:
                              ______________________________________________
                              (Signature)

                              ______________________________________________
                              (Typed or Printed Name)


PLEDGEE:                      APPLIED MICRO CIRCUITS CORPORATION
                              a Delaware corporation

                              By:___________________________________________

                              Title:________________________________________

PLEDGEHOLDER:

                              ______________________________________________
                              Secretary of Pledgor

                      APPLIED MICRO CIRCUITS CORPORATION

                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT, is made as of January 30, 1992 between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Pledgee"), and Roger A. Smullen ("Pledgor").

                                   RECITALS
                                   --------

     Pursuant to Pledgor's election to purchase 10,000 shares of the Common Stock of Pledgee (the "Shares") under the Stock Option Agreement dated November 26, 1981 (the "Option Agreement"), between Pledgor and Pledgee under Pledgor's 1982 Employee Incentive Stock Option Plan, and Pledgor's election under the terms of the Option Agreement to pay for the Shares with his promissory note (the "Note"), Pledgor has purchased the Shares at a price of $0.30 per share, for an aggregate purchase price of $3,000.00.

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest. In consideration of the
          ---------------------------------------------
transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number 614, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the option Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants. To induce Pledgee to inter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances. The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations.  In the event that Pledgee's Common Stock
               ------------------
becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulations G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights. During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that, during the term of the pledge,
          -----------------
any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Warrants and Rights. In the event that, during the term of the pledge,
          -------------------
subscription warrants or other rights or options shall be issued in connection with the Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock and other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares.

     6.   Default. Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue his remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules
          ----------------------
under Regulation G, there shall be released from this pledge a portion of the Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of Shares that shall be released shall be that number of full Shares that bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. The pledge of Shares herein shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the event of Default.

     11.  Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgeholder shall not be labile to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein unenforceable or invalid.

     13.  Successors or Assigns. Pledgor and Pledgee agree that all of the terms
          ---------------------
of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law. This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


PLEDGOR:
                              ______________________________________________
                              (Signature)

                              ______________________________________________
                              (Typed or Printed Name)


PLEDGEE:                      APPLIED MICRO CIRCUITS CORPORATION
                              a Delaware corporation

                              By:___________________________________________

                              Title:________________________________________

PLEDGEHOLDER:

                              ______________________________________________
                              Secretary of Pledgor

                      APPLIED MICRO CIRCUITS CORPORATION

                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT, is made as of January 30, 1992 between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Pledgee"), and Roger A. Smullen ("Pledgor").

                                   RECITALS
                                   --------

     Pursuant to Pledgor's election to purchase 20,000 shares of the Common Stock of Pledgee (the "Shares") under the Stock Option Agreement dated January 14, 1988 (the "Option Agreement"), between Pledgor and Pledgee under Pledgor's 1982 Employee Incentive Stock Option Plan, and Pledgor's election under the terms of the Option Agreement to pay for the Shares with his promissory note (the "Note"), Pledgor has purchased the Shares at a price of $0.30 per share, for an aggregate purchase price of $6,000.00.

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest. In consideration of the
          ---------------------------------------------
transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number 613, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the option Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants. To induce Pledgee to inter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances.  The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations.  In the event that Pledgee's Common Stock
               ------------------
becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulations G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that, during the term of the pledge,
          -----------------
any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Warrants and Rights.  In the event that, during the term of the
          -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock and other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and
          -------
of this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue his remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules
          ----------------------
under Regulation G, there shall be released from this pledge a portion of the Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of Shares that shall be released shall be that number of full Shares that bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral. Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. The pledge of Shares herein shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the event of Default.

     11.  Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgeholder shall not be labile to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


PLEDGOR:
                              ______________________________________________
                              (Signature)

                              ______________________________________________
                              (Typed or Printed Name)


PLEDGEE:                      APPLIED MICRO CIRCUITS CORPORATION
                              a Delaware corporation

                              By:___________________________________________

                              Title:________________________________________

PLEDGEHOLDER:

                              ______________________________________________
                              Secretary of Pledgor